                                                                    EXHIBIT 99.1

                      Bay View Securitization Corporation
                     For Remittance Date: October 31, 1999


A. PRINCIPAL BALANCE RECONCILIATION
                                                                                                                  Number of
                                                                A-1                A-2              Total          Accounts
                                                       -----------------------------------------------------------------------
   (A) Original Principal Balance                        200,979,000.00      52,245,989.00       253,224,989.00        21106
                                                       -----------------------------------------------------------------------
   (B) Beginning Period Principal Balance                          0.00      43,572,955.44        43,572,955.44         5398
                                                         -----------------------------------------------------------------------
   (C) Collections (Regular Payments)                              0.00       1,478,951.72         1,478,951.72          N/A
                                                       -----------------------------------------------------------------------
   (D) Collections (Principal Payoffs)                             0.00         958,928.40           958,928.40          224
                                                       -----------------------------------------------------------------------
   (E) Collections (Principal Recoveries)                          0.00               0.00                 0.00
                                                       -----------------------------------------------------------------------
   (F) Withdrawal from Payahead (Principal)                        0.00          23,935.74            23,935.74          N/A
                                                       -----------------------------------------------------------------------
   (G) Principal Reductions (Other)                                0.00               0.00                 0.00            0
                                                       -----------------------------------------------------------------------
   (H) Gross Charge Offs                                           0.00          35,702.98            35,702.98            8
                                                       -----------------------------------------------------------------------
   (I) Repurchases                                                 0.00          26,130.28            26,130.28           25
                                                       -----------------------------------------------------------------------
   (J) Ending Balance                                              0.00      41,049,306.32        41,049,306.32         5141
                                                       -----------------------------------------------------------------------

  Notional Principal Balance:
                                                                                                ---------------
   (K) Beginning                                                                                   3,477,114.81
                                                                                                ---------------
   (L) Ending                                                                                      2,796,733.30
                                                                                                ---------------

                                                         ---------------------------------------------------------
   (M)   Certificate Factor                                   0.0000000%        78.5692971%          16.2106064%
                                                         ---------------------------------------------------------

 B. CASH FLOW RECONCILIATION
                                                                                                     Total
                                                                                                ---------------
   (A) Cash Wired                                                                                  2,973,259.56
                                                                                                ---------------
   (B) Interest Wired/Earned                                                                          12,597.17
                                                                                                ---------------
   (C) Withdrawal from Payahead Account                                                               23,935.74
                                                                                                ---------------
   (D) Advances                                                                                            0.00
                                                                                                ---------------
   (E) Repurchases                                                                                    26,130.28
                                                                                                ---------------
   (F) Gross Charge-Off Recoveries                                                                    25,207.31
                                                                                                ---------------
   (G) Gross Charge-Off Advances                                                                        1534.34
                                                                                                ---------------
   (H) Spread Account Withdrawal                                                                           0.00
                                                                                                ---------------
   (I) "A" Surety Bond Draw for "I" Interest                                                               0.00
                                                                                                ---------------
   (J) "A" Surety Bond Draw for  "A-1" Principal or Interest                                               0.00
                                                                                                ---------------
   (K) "A" Surety Bond Draw for "A-2" Principal or Interest                                                0.00
                                                                                                ---------------

            TOTAL COLLECTIONS                                                                      3,062,664.40
                                                                                                ---------------


C. TRUSTEE DISTRIBUTION
                                                                                                     Total
                                                                                                ---------------
   (A) Total Cash Flow                                                                             3,062,664.40
                                                                                                ---------------
   (B) Unrecovered Interest Advances                                                                    1514.78
                                                                                                ---------------
   (C) Servicing Fee (Due and Unpaid)                                                                 36,310.80
                                                                                                ---------------
   (D) Interest to "A-1" Certificate Holders, including Overdue                                            0.00
                                                                                                ---------------
   (E) Interest to "A-2" Certificate Holders, including Overdue                                      239,288.15
                                                                                                ---------------
   (F) Interest to "I" Certificate Holders, including Overdue                                          9,127.43
                                                                                                ---------------
   (G) Principal to "A-1" Certificate Holders, including Overdue                                           0.00
                                                                                                ---------------
   (H) Principal to "A-2" Certificate Holders, including Overdue                                   2,523,649.12
                                                                                                ---------------
   (I) Reinsurance Fee                                                                                     0.00
                                                                                                ---------------
   (J) Surety Bond Fee                                                                                 5,446.62
                                                                               ---------------------------------
   (K)       First Loss Protection                                                    0.00
                                                                               ---------------
   (L)       Surety Bond Premium                                                  5,446.62
                                                                               ---------------------------------
   (M) Interest Advance Recovery Payments                                                              6,815.17
                                                                                                ---------------
   (N) Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                                0.00
                                                                                                ---------------
   (O) Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                                0.00
                                                                                                ---------------
   (P) Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                  0.00
                                                                                                ---------------
   (Q) Deposit to Payahead                                                                                 0.00
                                                                                                ---------------

                      Bay View Securitization Corporation
                    For Remittance Date: October 31, 1999

                                                                                              -----------------
   (R) Bank Account Interest to Servicer                                                              12,597.17
                                                                                               -----------------
   (S) Excess Yield                                                                                  227,915.16
                                                                                               -----------------
                                                                                               -----------------
             BALANCE                                                                                       0.00
                                                                                               -----------------

D. SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                            Spread Account       Surety Bond
                                                                           -------------------------------------
   (A) Beginning Balance                                                      3,316,792.21        40,712,436.13
                                                                           -------------------------------------
   (B) Additions to Spread Amount                                               227,915.16                  N/A
                                                                           -------------------------------------
   (C) Interest Earned                                                           14,192.71
                                                                           -------------------------------------
   (D) Draws                                                                          0.00                 0.00
                                                                           -------------------------------------
   (E) Reimbursement for Prior Draws                                                   N/A                 0.00
                                                                           -------------------------------------
   (F) Distribution of Funds to "IC" Class or Servicer                          151,479.85                 0.00
                                                                           -------------------------------------
   (G) Ending Balance                                                         3,407,420.24        38,168,720.32
                                                                           -------------------------------------


   (H) Required Balance                                                       3,165,312.36        38,168,720.32
                                                                           -------------------------------------
   (I) Distribution to "IC" Class                                               242,107.88
                                                                           -------------------------------------

E.  CURRENT RECEIVABLES DELINQUENCY
          #Payment Delinquency                                Number              Balance
          --------------------                           -----------------------------------
   (A) 31-60                                                       34           253,118.46
                                                         -----------------------------------
   (B) 61-90                                                       14           105,075.56
                                                         -----------------------------------
   (C) 91+                                                          6            83,891.93
                                                         -----------------------------------
   (D) Total                                                       54           442,085.95
                                                         -----------------------------------


F.  EXCESS YIELD
                                                           Excess Yield          Pool            Excess Yield
                     Month                                   Balance            Balance         (Annualized %)
                     -----                               -------------------------------------------------------
   (A) Current                                             227,915.16        41,049,306.32               6.6627%
                                                         -------------------------------------------------------
   (B) 1st Previous                                        137,409.27        43,572,955.44               3.7843%
                                                         -------------------------------------------------------
   (C) 2nd Previous                                        350,355.04        46,455,455.36               9.0501%
                                                         -------------------------------------------------------
   (D) 3rd Previous                                        145,948.49        49,663,174.10               3.5265%
                                                         -------------------------------------------------------
   (E) 4th Previous                                        223,814.48        52,935,062.57               5.0737%
                                                         -------------------------------------------------------
   (F) 5th Previous                                         98,926.91        56,389,588.22               2.1052%
                                                         -------------------------------------------------------
   (G) Six-Month Rolling Excess Yield (*=1.75%)            197,394.90        48,344,257.00               4.8997%
                                                         -------------------------------------------------------


G.  DELINQUENCY RATE (31+)
                                                               Month             Pool
                                                              Balance           Balance                 %
                                                          ------------------------------------------------------
   (A) Current                                             442,085.95        41,049,306.32               1.0770%
                                                          ------------------------------------------------------
   (B) 1st Previous                                        360,629.12        43,572,955.44               0.8276%
                                                          ------------------------------------------------------
   (C) 2nd Previous                                        412,295.83        46,455,455.36               0.8875%
                                                          ------------------------------------------------------
   (D) Three-Month Rolling Average (**2%)                  405,003.63        43,692,572.37               0.9269%
                                                          ------------------------------------------------------

H.  NET LOSS RATE
                                                                               Liquidation              Average      Defaulted
                        Month                                Balance            Proceeds                Balance     (Annualized)
                        -----                             -----------------------------------------------------------------------
   (A) Current                                              52,529.59            42,033.92        42,311,130.88         0.2977%
                                                          -----------------------------------------------------------------------
   (B) 1st Previous                                        173,868.05            80,813.06        45,014,205.40         2.4807%
                                                          -----------------------------------------------------------------------
   (C) 2nd Previous                                         88,640.95            88,733.32        48,059,314.73        -0.0023%
                                                          -----------------------------------------------------------------------
   (D) Three-Month Rolling Average Net Default Rate **3%   105,012.86            70,526.77        45,128,217.00         0.9170%
                                                          -----------------------------------------------------------------------

*  = Greater than
** = Less than

                      Bay View Securitization Corporation
                    For Remittance Date: October 31, 1999

I. CHARGE-OFF / RECOVERIES
                                                                     Number                Balance
                                                              -----------------------------------------
   (A) Collection Period Charge-Off Receivables                               8              35,702.98
                                                              -----------------------------------------
   (B) Gross Charge-Offs Cumulative Receivables                            1039           7,470,201.87
                                                              -----------------------------------------
   (C) Collection Period Recoveries on Charge-Offs                           NA              25,207.31
                                                              -----------------------------------------
   (D) Recoveries on Charge-Offs To-Date                                     NA           1,062,192.04
                                                              -----------------------------------------

J. REPOSSESSIONS

                                                              -----------------------------------------
   (A) Collection Period Repossessions                                        6             50,889.40
                                                              -----------------------------------------
   (B) Aggregate Repossessions                                              651          7,583,855.46
                                                              -----------------------------------------
   (C) Unliquidated Repossessions                                             7             57,781.06
                                                              -----------------------------------------


K. FORCED PLACE INSURANCE

                                                              -----------------------------------------
   (A) FPI Charge-Offs                                                         0                 0.00
                                                              -----------------------------------------
   (B) FPI Canceled/Waived/Removed/ Reversed                                   0                 0.00
                                                              -----------------------------------------

L.  PAYAHEAD RECONCILIATION

                                                              ----------------------
   (A) Beginning Balance                                              177,412.01
                                                              ----------------------
   (B) Deposit                                                              0.00
                                                              ----------------------
   (C) Withdrawal                                                      23,935.74
                                                              ----------------------
   (D) Ending Balance                                                 153,476.27
                                                              ----------------------


Approved By:  /s/ Michael LaOrange
              --------------------
              Michael LaOrange
              Vice President, Controller
              Bay View Acceptance Corp